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                                Exhibit 10.42.3


                              [DURECT LETTERHEAD]


                                                               November 22, 2004

BY FACSIMILE AND EXPRESS MAIL
CONFIDENTIAL
Peter A. Lankau
President
Endo Pharmaceuticals Inc.
100 Painters Drive
Chadds Ford, PA  19317

Re: Amendment 2 to Development, Commercialization and Supply License Agreement

Dear Peter:

Reference is made to the Development, Commercialization and Supply License Agreement between Endo Pharmaceuticals Inc. (Endo) and DURECT Corporation (DURECT) effective November 8, 2002, as amended effective January 28, 2004 (Agreement). Effective on the date written above, Endo and DURECT hereby agree to amend the Agreement as follows:

         1. Amendment to Section 4.6(a). Section 4.6(a) of the Agreement shall be amended to replace each instance of January 1, 2005 with January 1, 2006.

         2. Amendment to Section 4.6(c). Section 4.6(c) of the Agreement shall be amended to replace each instance of January 1, 2005 with January 1, 2006.

         3. Amendment to Section 13.3(e). Section 13.3(e) of the Agreement shall be amended to replace January 1, 2005 with January 1, 2006 and January 31, 2005 with January 31, 2006.

Except as set forth above, all other terms of the Agreement shall remain the same. Please sign below to indicate Endos agreement to the foregoing.

                                                Very truly yours,

                                                /S/ JAMES E. BROWN

                                                James E. Brown
                                                President and CEO



AGREED TO BY ENDO:

By:  /S/ PETER A. LANKAU
    ------------------------
        Peter A. Lankau
        President

Date: Nov. 22, 2004